Virtus Alternative Income Solution Fund, Virtus Alternative Inflation Solution Fund,

Virtus Alternative Total Solution Fund, Virtus Credit Opportunities Fund,

Multi-Strategy Target Return Fund, Virtus Select MLP and Energy Fund and

Virtus Strategic Income Fund, each a series of Virtus Alternative Solutions Trust

Supplement dated November 3, 2015 to the Statement of Additional Information (“SAI”) dated September 8, 2015

THIS SUPPLEMENT INCLUDES ADDITIONAL INFORMATION WHICH

WAS INADVERTANTLY OMITTED FROM THE SAI

Important Notice To Investors

The disclosure entitled “Commodity Interests” beginning on page 13 of the SAI is hereby replaced with the following:

Commodity Interests	Certain of the derivative investment types permitted for the Funds may be considered commodity interests for purposes of the CEA and regulations approved by the CFTC. Investing in commodity interests, outside of certain conditions required to qualify for exemption or exclusion, will cause a Fund to be deemed a commodity pool, thereby subjecting the Fund to regulation under the CEA and CFTC rules. In that event, the Adviser will be registered as a Commodity Pool Operator, certain of the Fund’s Subadvisers will be registered as Commodity Trading Advisers, and the Fund will be operated in accordance with CFTC rules. Because of the applicable registration requirements and rules, investing the Fund’s assets in commodity interests could cause the fund to incur additional expenses. Alternatively, to the extent that a Fund limits its exposure to commodity interests in order to qualify for exemption from being considered a commodity pool, the Fund’s use of investment techniques described in its Prospectus and this SAI may be limited or restricted.	As of the date of this SAI, each Fund other than those discussed below intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations, and each Fund has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under CFTC Regulation 4.13(a)(3); however, Alternative Total Solution Fund and Multi-Strategy Target Return Fund each intend to be treated as a commodity pool subject to regulation under the CEA and CFTC rules, the Adviser is registered as a Commodity Pool Operator with respect to each of them and the subsidiary of Alternative Total Solution Fund, and certain of the Funds’ subadvisers are registered as Commodity Trading Advisers with respect to the respective Fund.

Investors should retain this supplement for future reference.

VAST 8034 SAI Commodity Interests Correction (11/15)